KIRKPATRICK & LOCKHART LLP
                        1800 Massachusetts Avenue, N.W.
                                   2nd Floor
                          Washington, D.C. 20036-1800


THEODORE L. PRESS
(202) 778-9025
presstl@kl.com
                                February 19, 1998



Neuberger & Berman Income Funds
Neuberger & Berman Income Trust
Income Managers Trust
605 Third Avenue
New York, New York 10158-0180

      Re:   REORGANIZATIONS OF ULTRA SHORT BOND FUND INTO LIMITED
            MATURITY BOND FUND AND ULTRA SHORT BOND TRUST INTO
            LIMITED MATURITY BOND TRUST

Ladies and Gentlemen:

      Neuberger & Berman Income Funds ("Income Funds"), a Delaware business trust, on behalf of Neuberger & Berman Ultra Short Bond Fund ("USB Fund") and Neuberger & Berman Limited Maturity Bond Fund ("LMB Fund"), each a segregated portfolio of assets ("series") thereof, and Neuberger & Berman Income Trust ("Income Trust"), also a Delaware business trust, on behalf of Neuberger & Berman Ultra Short Bond Trust ("USB Trust") and Neuberger & Berman Limited Maturity Bond Trust ("LMB Trust"), each a series thereof, and Income Managers Trust ("Managers Trust"), a New York common law trust, on behalf of Neuberger & Berman Ultra Short Bond Portfolio ("USB Portfolio") and Neuberger & Berman Limited Maturity Bond Portfolio ("LMB Portfolio"), each a subtrust thereof,1 have requested our opinion with respect to certain federal income tax consequences of the proposed reorganizations of USB Fund into LMB Fund, and USB Trust into LMB Trust (individually a "Reorganization" and collectively "Reorganizations"), and related transactions, as described more fully below.

      In rendering this opinion, we have examined (1) each Fund's currently effective prospectus and statement of additional information, (2) the Prospectus and Information Statement included in the registration statement on Form N-14 filed with the Securities and Exchange Commission ("SEC") on December 24, 1997 ("Information Statement"), by Income Funds, and the Plan of Reorganization and Termination dated December 22, 1997, made by Income Funds relating to the proposed reorganization of USB Fund into LMB Fund appended to that Information Statement ("Income Funds Plan"), (3) the Information Statement of Income Trust, and the Plan of Reorganization and Termination dated December 22, 1997, made by Income Trust relating to the proposed reorganization of USB Trust into LMB Trust appended to that Information Statement ("Income Trust Plan") (the Income Funds Plan and the Income Trust Plan, individually a "Plan" and collectively "Plans"), and (4) such other documents as we have deemed necessary or appropriate for the

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(1) USB Fund,  USB Trust,  LMB Fund,  and LMB Trust are  sometimes  referred  to herein individually as a "Fund" and collectively as the "Funds"; USB Portfolio and LMB Portfolio are sometimes referred to herein individually as a "Portfolio" and collectively as the "Portfolios"; and Income Funds, Income Trust, and Managers Trust are sometimes referred to herein individually as a "Trust" and collectively as the "Trusts."

Neuberger & Berman Income Funds
Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 2


purposes hereof. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification and with your permission, on statements of responsible officers of each Trust and the representations described below and made in the Plans (as contemplated in paragraph 6.1.10 of each of them) (collectively "Representations").

                                      FACTS

I.    BACKGROUND.

      Income Funds and Income Trust are business trusts organized under the laws of the State of Delaware pursuant to Trust Instruments dated as of December 23, 1992, and May 6, 1993, respectively. Managers Trust is a trust organized under the common law of the State of New York pursuant to a Trust Instrument dated December 1, 1993. Each Trust is registered with the SEC under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. Income Funds has created several series, including USB Fund and LMB Fund. USB Trust and LMB Trust are the only current series of Income Trust.

      Each Fund is a feeder fund, and each Portfolio is a master fund, in a "master/feeder fund structure." Under that structure, each of USB Fund and USB Trust invests substantially all of its net investable assets in USB Portfolio, and each of LMB Fund and LMB Trust invests substantially all of its net investable assets in LMB Portfolio (the members of each such grouping sometimes referred to herein as "corresponding Funds" and a "corresponding Portfolio," respectively), and each Portfolio invests in accordance with an investment objective, policies, and limitations identical to those of its corresponding Funds.

      Neuberger & Berman Management Incorporated ("N&B Management") serves as each Portfolio's investment manager, each Funds' administrator, and the distributor of each Fund's shares. Its affiliate, Neuberger & Berman, LLC, serves as each Portfolio's sub-adviser; day-to-day portfolio management of each Portfolio is handled by Neuberger & Berman, LLC's Fixed Income Group.

II.   THE FUNDS AND THE PORTFOLIOS.

      Each Fund is a "fund" as defined in section 851(g)(2)2 and qualifies for treatment as a regulated investment company ("RIC") under Subchapter M of the Code ("Subchapter M"). Each Portfolio received a private letter ruling ("PLR") from the Internal Revenue Service ("Service") dated May 7, 1993, to the effect that it will be classified as a separate partnership for purposes of federal taxation and will not be classified as a publicly traded partnership under section 7704. SEE PLRs 9331023 and 9331026. Those PLRs also concluded that, for purposes of satisfying the requirements under sections 851(b)(2) - (4) and, if

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(2) Section  references  are to the Internal  Revenue  Code of 1986,  as amended
("Code"), and "Treas. Reg. ss." references are to the regulations thereunder ("Regulations").

Neuberger & Berman Income Funds
Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 3


applicable, 852(b)(5), USB Fund and LMB Fund each will be deemed to own a proportionate share of its corresponding Portfolio's assets and to be entitled to that Portfolio's gross income attributable to that share. (USB Trust and LMB Trust were not parties to the request for those rulings.)

      The Funds' and Portfolios' investment objectives and policies are substantially similar. The investment objective of USB Portfolio and its corresponding Funds is to provide current income with minimal risk to principal and liquidity, while the investment objective of LMB Portfolio and its corresponding Funds is to provide the highest current income consistent with low risk to principal and liquidity and, secondarily, total return. Each Portfolio invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing portfolio duration in light of market conditions and trends. The Portfolios' investment policies are further described in the Information Statements and in the Funds' respective prospectuses and statements of additional information.

      USB Portfolio holds five mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC Securities"), each of which, at the time of its contribution to USB Portfolio by USB Fund on July 2, 1993, had a fair market value in excess of its basis ("precontribution gain"). The aggregate precontribution gain of the FHLMC Securities at that time was $17,192.84; between then and January 5, 1998, USB Portfolio recognized $16,095.68 of the precontribution gain and allocated the same to USB Fund, resulting in $1,097.16 of unrecognized aggregate precontribution gain as of that date.

III.  THE REORGANIZATIONS AND RELATED TRANSACTIONS.

      Pursuant to the Reorganizations, each of USB Fund and USB Trust will transfer substantially all of its assets to LMB Fund and LMB Trust, respectively, and then will dissolve. Each of these combinations is expected to reduce certain administrative expenses and thus produce certain economies of scale that will benefit the shareholders of these Funds. The Trusts' boards of trustees (each a "board") considered the Reorganizations at a joint meeting thereof held on September 24, 1997; after making an extensive inquiry into a number of factors (which are described in the Information Statements, together with a discussion of the reasons for the Reorganizations), the boards then unanimously approved the transactions described herein. In doing so, each board, including a majority of its members who are not "interested persons" (as that term is defined in the 1940 Act) of the relevant Trusts, determined, in accordance with Rule 17a-8 under the 1940 Act, that the applicable Reorganization is in the best interests of its respective Fund or Portfolio and that its Fund's shareholders' interests will not be diluted as a result thereof. (For simplicity, the remainder of this opinion describes only the Reorganization of USB Fund into LMB Fund and related transactions, even though, as noted, USB Trust simultaneously will be reorganized into LMB Trust using the identical procedure; accordingly, as used below, "USB Fund" is interchangeable with "USB Trust" (except when used with respect to the FHLMC Securities), "LMB Fund" is interchangeable with "LMB Trust," and "Income Funds" is interchangeable with "Income Trust.")


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Neuberger & Berman Income Funds
Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 4


      The Reorganization of USB Fund into LMB Fund, together with related acts necessary to consummate the same ("Closing"), will occur at Income Fund's principal office on February 27, 1998, or at such other place and/or on such other date as its officers may determine. All acts taking place at the Closing will be deemed to take place simultaneously as of the close of regular trading on the New York Stock Exchange on the date of the Closing or at such other time as Income Funds' officers may determine ("Effective Time"). At or immediately before the Effective Time, USB Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any,3 for the current taxable year through the Effective Time.

      As of the Effective Time, (1) USB Fund will redeem (I.E., completely withdraw) its interest in USB Portfolio and will receive in payment therefor a distribution in kind of its share of USB Portfolio's net assets ("Redemption Property") and (2) USB Fund will contribute the Redemption Property to LMB Portfolio in exchange for an interest therein. Simultaneously, and pursuant to the Income Funds Plan -- which specifies that it is intended to be, and is adopted as, a plan of a reorganization described in section 368(a)(1)(C) --

            (1) LMB Fund will acquire USB Fund's assets, including without limitation all cash, cash equivalents, securities (including the interest in LMB Portfolio received by USB Fund pursuant to (2) above), receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on USB Fund's books, and other property owned by USB Fund at the Effective Time (collectively "Assets"), in exchange solely for

                  (a) the  number  of  full  and  fractional  voting  shares  of beneficial interest in LMB Fund ("LMB Fund Shares") determined by dividing the aggregate net asset value of USB Fund by the net asset value of one LMB Fund Share, and

                  (b) LMB Fund's  assumption  of all of USB Fund's  liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in the Plan, including USB Fund's share of Reorganization expenses (collectively "Liabilities"),

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(3) In calculating such net capital gain, any capital loss carryovers  available pursuant to section 1212(a)(1)(C)(i) shall be included as a short-term capital loss in the current taxable year.

Neuberger & Berman Income Funds
Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 5


            (2) Those LMB Fund Shares will be distributed PRO RATA to USB Fund's shareholders of record determined as of the close of business on the Closing Date ("Shareholders") constructively in exchange for their shares of beneficial interest in USB Fund ("USB Fund Shares") , and

            (3) USB Fund subsequently will be terminated.

      The distribution described in (2) will be accomplished by transferring the LMB Fund Shares then credited to USB Fund's account on LMB Fund's share transfer records to accounts on those records established in the Shareholders' names, with each Shareholder's account being credited with the respective PRO RATA number of full and fractional LMB Fund Shares due such Shareholder.

                                 REPRESENTATIONS

      Managers Trust has represented and warranted to us on behalf of USB Portfolio as follows:

      1. USB Portfolio has never been engaged in a trade or business within the meaning of section 731(c)(3)(C)(i);

      2. Substantially all of USB Portfolio's assets have always consisted of cash, corporate stock, certain debt securities, and certain other financial instruments described in section 731(c)(3)(C)(i) (collectively "Financial Instruments");

      3. USB Portfolio will not own any unrealized receivables or inventory items that have substantially appreciated in value, as defined in section 751(c) and (d), at the time of the Closing; and

      4. USB Portfolio either will sell all the FHLMC Securities before making the redemption distributions to USB Fund and USB Trust or will distribute all those securities to USB Fund. The FHLMC Securities are the only property other than cash contributed to USB Portfolio within the last five years that are still held by it as of the date hereof, and it will not hereafter accept any contributions of property other than cash.

      Income Funds has represented and warranted to us on behalf of USB Fund and LMB Fund as follows:

      1. The fair market value of the LMB Fund Shares, when received by the Shareholders, will be equal to the fair market value of their USB Fund Shares constructively surrendered in exchange therefor;

      2. Its management (a) is unaware of any plan or intention of the Shareholders to redeem or otherwise dispose of any portion of the LMB Fund Shares to be received by them in the Reorganization and (b) does not anticipate dispositions of those LMB Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of

Neuberger & Berman Income Funds
Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 6


         dispositions of USB Fund Shares as a series of an open-end investment company. Consequently, its management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS. Nor does its management anticipate that there will be extraordinary redemptions of LMB Fund Shares immediately following the Reorganization;

      3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

      4. Immediately following consummation of the Reorganization, LMB Fund (directly or through LMB Portfolio) will hold substantially the same assets and be subject to substantially the same liabilities that USB Fund (directly or through USB Portfolio) held or was subject to immediately prior thereto, in addition to the assets and liabilities LMB Fund (directly or through LMB Portfolio) held or was subject to immediately before the Reorganization, plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

      5. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by LMB Fund and those to which the Assets are subject;

      6. There is no inter-series indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

      7. Pursuant to the Reorganization, USB Fund will transfer to LMB Fund, and LMB Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by USB Fund immediately before the Reorganization. For the purposes of this representation, any amounts used by USB Fund to pay its Reorganization expenses and redemptions and distributions made by it immediately before the Reorganization (except for (a) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 and (b) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization; and

      8. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" of LMB Fund within the meaning of section 304(c).

      Income Funds also has represented and warranted to us on behalf of USB Fund as follows:

      1. USB Fund did not contribute to USB Portfolio any property other than Financial Instruments;


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Neuberger & Berman Income Funds
Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 7


      2. USB Fund will not own any unrealized receivables or inventory items that have substantially appreciated in value, as defined in section 751(c) and (d), at the time of the Closing;

      3. USB Fund is a "fund" as defined in section 851(g)(2); for each taxable year of its operation ended at or prior to the Effective Time, it met all the requirements of Subchapter M for qualification and treatment as a RIC; it will continue to meet all such requirements for its taxable year that includes the Effective Time; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

      4. The Liabilities were incurred by USB Fund in the ordinary course of its business;

      5. USB Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A);

      6. Not more than 25% of the value of USB Fund's total assets, including its share of USB Portfolio's total assets (in each case, excluding cash, cash items, and U.S. government securities), is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

      7. USB Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within twelve months after the Effective Time.

      Income Funds also has represented and warranted to us on behalf of LMB Fund as follows:

      1. LMB Fund is a "fund" as defined in section 851(g)(2); for each taxable year of its operation ended at or prior to the Effective Time, it met all the requirements of Subchapter M for qualification and treatment as a RIC; it will continue to meet all such requirements for its taxable year that includes the Effective Time; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

      2. No consideration other than LMB Fund Shares (and LMB Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

      3. LMB Fund has no plan or intention to issue additional LMB Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does it have any plan or intention to redeem or otherwise reacquire any LMB Fund Shares issued to the Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business;


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Neuberger & Berman Income Funds
Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 8


      4. LMB Fund (directly or through LMB Portfolio) (a) will actively continue USB Fund's historic business in substantially the same manner that USB Fund conducted that business (directly or through USB Portfolio) immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

      5. There is no plan or intention for LMB Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(g)(2)) following the Reorganization;

      6. Immediately after the Reorganization, (a) not more than 25% of the value of LMB Fund's total assets, including its share of LMB Portfolio's total assets (in each case, excluding cash, cash items, and U.S. government securities), will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

       7.LMB Fund does not own,  directly or  indirectly,  nor at the  Effective
         Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of USB Fund.

                                     OPINION

      Based solely on the facts set forth above, and conditioned on (1) the Representations being true at the time of Closing and (2) the Reorganization being consummated in accordance with the Income Funds Plan, our opinion (as explained more fully in the next section of this letter) is as follows:

      1. No gain or loss will be recognized to USB Fund or USB Portfolio on the distribution of the Redemption Property by USB Portfolio to USB Fund (sections 731(a) and (b));

      2. USB Fund's basis for the Redemption Property will be equal to the adjusted basis of its interest in USB Portfolio (section 732(b));

      3. No gain or loss will be recognized to USB Fund or LMB Portfolio on the contribution of the Redemption Property by USB Fund to LMB Portfolio in exchange for an interest in LMB Portfolio (section 721(a));

      4. USB Fund's basis for the interest it receives in LMB Portfolio will be the same as the basis it had in the Redemption Property at the time of

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Neuberger & Berman Income Funds
Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 9


         the contribution of the Redemption Property to LMB Portfolio; and LMB Portfolio's basis for the Redemption Property will be the same as the basis thereof in USB Fund's hands at the time of the contribution (sections 722 and 723);

      5. LMB Fund's acquisition of the Assets in exchange solely for LMB Fund Shares and LMB Fund's assumption of the Liabilities, followed by USB Fund's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their USB Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C), and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

      6. No gain or loss will be recognized to USB Fund on the transfer of the Assets to LMB Fund in exchange solely for LMB Fund Shares and LMB Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their USB Fund Shares (sections 361(a) and (c)(1) and 357(a));

      7. No gain or loss will be recognized to LMB Fund on its receipt of the Assets in exchange solely for LMB Fund Shares and its assumption of the Liabilities (section 1032(a));

      8. LMB Fund's basis for the Assets will be the same as the basis thereof in USB Fund's hands immediately before the Reorganization (section 362(b)), and LMB Fund's holding period for the Assets will include USB Fund's holding period therefor (section 1223(2));

      9. No gain or loss will be recognized to a Shareholder on the constructive exchange of all its USB Fund Shares solely for LMB Fund Shares pursuant to the Reorganization (section 354(a)); and

     10. A Shareholder's basis for the LMB Fund Shares it receives in the Reorganization will be the same as the basis for its USB Fund Shares it constructively surrenders in exchange for those LMB Fund Shares (section 358(a)), and its holding period for those LMB Fund Shares will include its holding period for those USB Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time (section 1223(1)).

      As indicated above, the foregoing opinion also applies to the identical transactions between USB Portfolio and USB Trust, USB Trust and LMB Portfolio, and USB Trust and LMB Trust (substituting "USB Trust" for "USB Fund" and "LMB Trust" for "LMB Fund"). Both opinions (1) are based on, and are conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Service in existence on the date hereof and (2) are applicable only to the extent each

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Neuberger & Berman Income Funds
Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 10


participating Fund is solvent. We express no opinion about the tax treatment of any transaction described herein if any Fund participating therein is insolvent.

                                    ANALYSIS

I.    DISTRIBUTION TO USB FUND.

      A.   NO GAIN OR LOSS WILL BE RECOGNIZED TO USB FUND OR USB PORTFOLIO.

      USB Portfolio, which is classified for federal income tax purposes as a partnership, will distribute the Redemption Property to USB Fund in liquidation of the latter's interest in USB Portfolio. Section 736(b)(1) provides in general that payments made in liquidation of a retiring partner's interest shall, to the extent such payments are determined to be made in exchange for the partner's interest in partnership property, be considered a distribution by the partnership.4 Gain or loss with respect to distributions under section 736(b) will be recognized to the distributee to the extent provided in section 731 and, where applicable, section 751. Treas. Reg.
ss. 1.736-1(b)(1).

      Section 731(a)(1) provides that in the case of a distribution by a partnership to a partner, gain shall not be recognized to the partner except to the extent that any money distributed exceeds the adjusted basis of the partner's interest in the partnership immediately before the distribution.
Section 731(b) provides that no gain or loss shall be recognized to a partnership on a distribution to a partner of property, including money.

      Section 731(c)(1)(A) provides that for purposes of section 731(a)(1), the term "money" includes marketable securities. That term does not include marketable securities, however, if the distributing partnership is an "investment partnership" and the distributee partner is an "eligible partner."
Section 731(c)(3)(A)(iii). An investment partnership is any partnership that has never been engaged in a trade or business and substantially all of the assets of which have always consisted of Financial Instruments. Section 731(c)(3)(C)(i). Because USB Portfolio has never been engaged in a trade or business within the meaning of that section, and substantially all of its assets have always

----------

(4) Section 736(b)(2) provides that, for purposes of section 736(b), payments in exchange for an interest in the partnership generally shall not include amounts paid for the partnership's unrealized receivables or good will. These exclusions shall apply only if (1) capital is not a material income-producing factor for the partnership (E.G., the partnership is a services partnership) AND (2) the retiring partner was a general partner in the partnership. Section 736(b)(3). Because the Redemption Property does not include any amounts paid for unrealized receivables and good will, and because capital is a material income-producing factor for USB Portfolio, section 736(b)(2) will not prevent its payment of the Redemption Property to USB Fund from being treated as made in exchange for USB Fund's interest in USB Portfolio.

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consisted of Financial Instruments, it is an investment partnership. An eligible partner generally is any partner who, before the date of the distribution, did not contribute to the partnership any property other than Financial Instruments.
Section 731(c)(3)(C)(iii)(I). Because USB Fund did not contribute to USB Portfolio any property other than Financial Instruments, it is an eligible partner. Accordingly, because USB Portfolio is an investment partnership and USB Fund is an eligible partner, the marketable securities included in the Redemption Property will not be considered "money" and, therefore, neither USB Fund nor USB Portfolio will recognize gain or loss under sections 731(a) and
(b), respectively, unless otherwise provided by section 751(b).

      Section 731(d) provides that the nonrecognition rules in section 731 shall not apply to the extent otherwise provided by, INTER ALIA, section 751, which provides special treatment for unrealized receivables and inventory items that have substantially appreciated in value (collectively, "Section 751 Property").5
Section 751(b) provides, in part, that to the extent a partner receives in a distribution either (1) Section 751 Property in exchange for other partnership property (including money), or (2) partnership property (including money) other than Section 751 Property in exchange for all or a part of the partner's interest in Section 751 Property, such transaction shall be treated as a sale or exchange of such property between the partner and the partnership (as constituted  after the  distribution).  Because USB  Portfolio  will not own any
Section 751 Property at the time of the Closing -- and even if it does, it will distribute to USB Fund (as well as to USB Trust) on liquidation of that Fund's interest therein a PRO RATA portion of each asset (except as noted in the following paragraph), thus avoiding any exchange of Section 751 Property for other property -- the distribution from USB Portfolio to USB Fund will not result in a taxable sale or exchange of any property under section 751(b).

      Section 704(c)(1)(B)(i) provides that if property contributed by a partner to a partnership is distributed to another partner within five years of being contributed, the contributing partner must recognize the precontribution gain or loss inherent in the property.6 Because USB Fund contributed the FHLMC Securities to USB Portfolio within the last five years, if USB Portfolio distributed those securities to USB Trust instead of to USB Fund, USB Fund would have to recognize the remaining unrecognized precontribution gain. However, USB Portfolio either will sell all the FHLMC Securities before making the redemption distributions to USB Fund and USB Trust or will distribute all those securities

----------

(5) "Unrealized receivables" generally include rights (contractual or otherwise) to payment for goods or services that have not previously been included in income, provided, in the case of goods, that the sales proceeds would be treated as received from the sale or exchange of non-capital assets. Section 751(c).
"Inventory  items"  include  non-capital  assets  described  in section  1221(1)
(generally, property properly includible in inventory and property held primarily for sale to customers) and any other property that, on sale or exchange by the partnership, would not be considered a capital asset or section 1231 property. Section 751(d). These items are treated as "substantially appreciated," and thus as Section 751 Property, if their aggregate fair market value exceeds 120% of the partnership's adjusted basis therefor. Section 751(b)(3)(A).

(6) An amendment to section 704(c)(1)(B) extends the five-year period to seven years for property contributed to a partnership after June 8, 1997.


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to USB  Fund.  Therefore,  USB Fund  will not have to  recognize  any  remaining unrecognized precontribution gain pursuant to section 704(c)(1)(B).

      In general, if a partner contributes property to a partnership and the partnership distributes other property to the partner within the next five years, the partner must recognize gain under section 737.7 The amount of gain recognized (under section 737(a)) is the lesser of (1) the fair market value of the distributed property (other than money) less the adjusted basis of the partner's partnership interest immediately before the distribution (reduced, but not below zero, by any money received in the distribution) or (2) the partner's "net precontribution gain." For these purposes, net precontribution gain is the net gain, if any, that the distributee partner would have recognized under section 704(c)(1)(B) if all the property contributed by it to the partnership within the preceding five (seven) years and held by the partnership immediately before the distribution had been distributed to another partner (section 737(b)); section 737(d)(1) provides, however, that any distributed property that had been contributed by the partner to the partnership shall not be taken into account in determining the amount of the net precontribution gain. As discussed above, USB Fund contributed the FHLMC Securities to USB Portfolio, and USB Portfolio either will sell all those securities before making the redemption distributions to USB Fund and USB Trust or will distribute all those securities to USB Fund. Therefore, under section 737(d)(1), these securities will not be taken into account in determining the amount of any net precontribution gain of USB Fund. Moreover, because USB Portfolio does not now hold, and will not hereafter acquire, any other contributed property (other than cash), the net precontribution gain under section 737(a)(2) will be zero, and no gain thus will be recognized under section 737(a).

      Accordingly, we believe that no gain or loss will be recognized to USB Portfolio or USB Fund on the distribution of the Redemption Property by USB Portfolio to USB Fund.

      B.    BASIS.

      Section 732(b) provides that the basis of property (other than money) distributed by a partnership to a partner in liquidation of the partner's interest shall be an amount equal to the adjusted basis of that interest reduced by any money distributed in the same transaction. Accordingly, we believe that USB Fund's basis for the Redemption Property will be equal to the adjusted basis of its interest in USB Portfolio.

----------
(7) An amendment to section 737 extends the five-year period to seven years for property contributed to a partnership after June 8, 1997.

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II. CONTRIBUTION TO LMB PORTFOLIO.

      A.    NO GAIN OR LOSS WILL BE RECOGNIZED TO USB FUND OR LMB PORTFOLIO.

      Section 721(a) provides that no gain or loss shall be recognized to a partnership or to any of its partners in the case of a contribution of property to the partnership in exchange for an interest therein. Although section 721(b) provides that section 721(a) shall not apply to gain realized on a transfer of property to a partnership that would be treated as an investment company (within the meaning of section 351) if the partnership were incorporated, the transfer from USB Fund to LMB Portfolio will not be treated as a transfer to an investment company under those sections because USB Fund will meet the diversification requirements of section 368(a)(2)(F)(ii) (SEE Representation 6 made on USB Fund's behalf) at the time of the transfer. SEE Treas. Reg. ss. 1.351-1(c)(5) and (6)(i). Accordingly, we believe that no gain or loss will be recognized to USB Fund or LMB Portfolio on the contribution of the Redemption Property by USB Fund to LMB Portfolio in exchange for an interest in LMB Portfolio.

      B.    BASIS.

      Section 722 provides that the basis of an interest in a partnership acquired by a contribution of property, including money, to the partnership shall be the amount of the money and the contributing partner's adjusted basis of the property at the time of the contribution increased by the amount (if any) of gain recognized under section 721(b) to the contributing partner at that time. As noted above, we believe that no such gain will be recognized. Accordingly, we believe that USB Fund's basis for the interest it receives in LMB Portfolio will be the same as the basis it had in the Redemption Property at the time of the contribution of the Redemption Property to LMB Portfolio.

      Section 723 provides that the basis of property contributed to a partnership by a partner shall be the contributing partner's adjusted basis of the property at the time of the contribution increased by the amount (if any) of gain recognized under section 721(b) to the contributing partner at that time. As noted above, we believe that no such gain will be recognized. Accordingly, we believe that LMB Portfolio's basis for the Redemption Property will be the same as the basis thereof in USB Fund's hands at the time of the contribution of the Redemption Property to LMB Portfolio.


III. REORGANIZATION OF USB FUND INTO LMB FUND.

      A. THE REORGANIZATION WILL BE A REORGANIZATION UNDER SECTION 368(A)(1)(C), AND EACH OF USB FUND AND LMB FUND WILL BE A PARTY TO A REORGANIZATION.

            1.    EACH SUCH FUND IS A SEPARATE CORPORATION.

      A  reorganization   under  section  368(a)(1)(C)  (a  "C  reorganization")
involves the  acquisition by one  corporation,  in exchange  solely for all or a

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part of its voting  stock,  of  substantially  all of the  properties of another corporation. For the transaction to qualify under that section, therefore, both entities involved therein must be corporations (or associations taxable as corporations). Income Funds, however, is a Delaware business trust, not a corporation, and USB Fund and LMB Fund are separate series thereof.

      Treasury Regulation section 301.7701-4(b) provides that certain arrangements known as trusts (because legal title is conveyed to trustees for the benefit of beneficiaries) will not be classified as trusts for purposes of the Code because they are not simply arrangements to protect or conserve the property for the beneficiaries. These "business or commercial trusts" are created simply as devices to carry on profit-making businesses that normally would have been carried on through corporations or partnerships. Treasury Regulation section 301.7701-4(c) further provides that an "`investment' trust will not be classified as a trust if there is a power under the trust agreement to vary the investment of the certificate holders." SEE COMMISSIONER V. NORTH AMERICAN BOND TRUST, 122 F.2d 545 (2d Cir. 1941), CERT. DENIED, 314 U.S. 701
(1942).

      Based on these criteria, Income Funds does not qualify as a trust for federal income tax purposes. While Income Funds is an "investment trust," it does not have a fixed pool of assets -- each of USB Fund and LMB Fund (as well as each other series of Income Funds), indirectly through its corresponding Portfolio, has been a managed portfolio of securities, and N&B Management and Neuberger & Berman, LLC, have had the authority to buy and sell securities for it. Income Funds is not simply an arrangement to protect or conserve property for the beneficiaries, but it is designed to carry on a profit-making business. In addition, the word "association" has long been held to include a Massachusetts business trust (SEE HECHT V. MALLEY, 265 U.S. 144 (1924)), which for these purposes has similar characteristics to a Delaware business trust, such as Income Funds. Accordingly, we believe that Income Funds will be treated as a corporation for federal income tax purposes.

      Income Funds as such, however, is not participating in the Reorganization, but rather two series thereof are the participants. Ordinarily, a transaction involving segregated pools of assets (such as USB Fund and LMB Fund) could not qualify as a reorganization, because the pools would not be corporations. Under section 851(g), however, USB Fund and LMB Fund are treated as separate corporations (except with respect to the definitional requirement of section 851(a), which is satisfied by Income Funds). Thus, we believe that each of USB Fund and LMB Fund will be treated as a separate corporation, and its shares will be treated as shares of corporate stock, for purposes of section 368(a)(1).

            2. SATISFACTION OF SECTION 368(A)(2)(F).

      Under section 368(a)(2)(F), if two or more parties to a transaction described in section 368(a)(1) (other than subparagraph (E) thereof) are "investment companies," the transaction will not be considered a reorganization with respect to any such investment company or its shareholders unless, among other things, the investment company is a RIC or --


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      (1)   not more than 25% of the value of its total  assets is  invested  in the stock and securities of any one issuer and

      (2) not more than 50% of the value of its total assets is invested in the stock and securities of five or fewer issuers.

Each of USB Fund and LMB Fund will meet the requirements for qualification and treatment as a RIC for its respective current taxable year and will satisfy the foregoing percentage tests. Accordingly, we believe that section 368(a)(2)(F) will not cause the Reorganization to fail to qualify as a C reorganization with respect to either USB Fund or LMB Fund.

            3. TRANSFER OF "SUBSTANTIALLY ALL" OF THE PROPERTIES.

      For an acquisition to qualify as a C reorganization, the acquiring corporation must acquire "substantially all of the properties" of the transferor corporation in exchange solely for all or part of the acquiring corporation's stock. For purposes of issuing PLRs, the Service considers the transfer of at least 70% of the transferor's gross assets, and at least 90% of its net assets, held immediately before the reorganization to satisfy the "substantially all" requirement. Rev. Proc. 77-37, 1977-2 C.B. 568. The Reorganization will involve such a transfer. Accordingly, we believe that the Reorganization will involve the transfer to LMB Fund of substantially all of USB Fund's properties.

            4.    QUALIFYING CONSIDERATION.

      For an acquisition to qualify as a C reorganization, the acquiring corporation must acquire at least 80% (by fair market value) of the transferor's property solely for voting stock. Section 368(a)(2)(B)(iii). The assumption of liabilities by the acquiring corporation or its acquisition of property subject to liabilities normally are disregarded (section 368(a)(1)(C)), but the amount of any such liabilities will be treated as money paid for the transferor's property if the acquiring corporation exchanges any money or property (other than its voting stock) therefor. Section 368(a)(2)(B). Because LMB Fund will exchange only LMB Fund Shares, and no money or other property, for the Assets, we believe that the Reorganization will satisfy the solely-for-voting-stock requirement to qualify as a C reorganization.

            5.    REQUIREMENTS OF CONTINUITY.

      Treasury Regulation section 1.368-1(b), as in effect on the date of the Income Funds Plan, sets forth two prerequisites to a valid reorganization: (1) a continuity of the business enterprise under the modified corporate form ("continuity of business") and (2) a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization ("continuity of interest"). On January 23, 1998, the Service released final regulations dealing with both continuity requirements
("Final Regulations") and temporary regulations dealing with the continuity of interest requirement ("Temporary Regulations"), but those Regulations do not apply to any transaction occurring pursuant to a written agreement that is binding (subject to customary conditions) on January 28, 1998, and at all times thereafter. Because the Income Funds Plan was such an agreement on that date,

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and  assuming  that it remains  binding at all times  thereafter,  the Final and
Temporary Regulations should not apply to the Reorganization.8 Accordingly, references below to Treas. Reg. ss.ss. 1.368-1(b) and -1(d)(2) are to those sections as in effect before that effective date.

                  a.    CONTINUITY OF BUSINESS.

      The continuity of business enterprise test as set forth in Treas. Reg. ss. 1.368-1(d)(2) requires that the acquiring corporation must either (i) continue the acquired corporation's historic business ("business continuity") or (ii) use a significant portion of the acquired corporation's historic business assets in a business ("asset continuity").

      While there is no authority that deals directly with the requirement of continuity of business in the context of a transaction such as the Reorganization, Rev. Rul. 87-76, 1987-2 C.B. 84, deals with a somewhat similar situation. In that ruling, P was a RIC that invested exclusively in municipal securities. P acquired the assets of T in exchange for P common stock in a transaction that was intended to qualify as a C reorganization. Prior to the exchange, T sold its entire portfolio of corporate securities and purchased a portfolio of municipal securities. The Service held that this transaction did not qualify as a reorganization for the following reasons: (1) because T had sold its historic assets prior to the exchange, there was no asset continuity; and (2) the failure of P to engage in the business of investing in corporate securities after the exchange caused the transaction to lack business continuity as well.

      USB Fund's and LMB Fund's investment objectives and policies are substantially similar, and the Portfolios have the same investment manager and sub-adviser (and are handled by its Fixed Income Group). Moreover, after the Reorganization LMB Fund will actively continue USB Fund's historic business in substantially the same manner that USB Fund conducted that business before the Reorganization. Accordingly, there will be business continuity.

      LMB Fund not only will continue USB Fund's historic business, but LMB Fund also (1) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain its status as a RIC, and (2) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status. Accordingly, there will be asset continuity as well.

----------
(8) The Final Regulations retain both continuity requirements, and although they change those requirements in certain respects, we believe that if the Final Regulations were applicable to the Reorganization, they would not change our opinion herein. Moreover, because the Temporary Regulations address matters that are not involved in the Reorganization, we believe that if the Temporary Regulations were applicable to the Reorganization, they also would not change our opinion herein.

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      For all the foregoing  reasons,  we believe that the  Reorganization  will meet the continuity of business requirement.

                  b.    CONTINUITY OF INTEREST.

      For purposes of issuing PLRs, the Service considers the continuity of interest requirement of Treas. Reg. ss. 1.368-1(b) satisfied if ownership in an acquiring corporation on the part of a transferor corporation's former shareholders is equal in value to at least 50% of the value of all the formerly outstanding shares of the transferor corporation. Rev. Proc. 77-37, SUPRA; BUT SEE Rev. Rul. 56-345, 1956-2 C.B. 206 (continuity of interest was held to exist in a reorganization of two RICs where immediately after the reorganization 26% of the shares were redeemed in order to allow investment in a third RIC); SEE ALSO REEF CORP. V. COMMISSIONER, 368 F.2d 125 (5th Cir.
1966), CERT. DENIED, 386 U.S. 1018 (1967) (a redemption of 48% of a transferor corporation's stock was not a sufficient shift in proprietary interest to disqualify a transaction as a reorganization under section 368(a)(2)(F) ("F Reorganization"), even though only 52% of the transferor's shareholders would hold all the transferee's stock); AETNA CASUALTY AND SURETY CO. V. U.S., 568 F.2d 811, 822-23 (2d Cir. 1976) (redemption of a 38.39% minority interest did not prevent a transaction from qualifying as an F Reorganization); Rev. Rul. 61-156, 1961-2 C.B. 62 (a transaction qualified as an F Reorganization even though the transferor's shareholders acquired only 45% of the transferee's stock, while the remaining 55% of that stock was issued to new shareholders in a public underwriting immediately after the transfer).

      No minimum holding period for shares of an acquiring corporation is imposed under the Code on the acquired corporation's shareholders. Rev. Rul. 66-23, 1966-1 C.B. 67, provides generally that "unrestricted rights of ownership for a period of time sufficient to warrant the conclusion that such ownership is definite and substantial" will suffice and that "ordinarily, the Service will treat five years of unrestricted . . . ownership as a sufficient period" for continuity of interest purposes. A preconceived plan or arrangement by or among an acquired corporation's shareholders to dispose of more than 50% of an acquiring corporation's shares could be problematic. Shareholders with no such preconceived plan or arrangement, however, are basically free to sell any part of the shares received by them in the reorganization without fear of breaking continuity of interest, because the subsequent sale will be treated as an independent transaction from the reorganization.

      Neither USB Fund nor LMB Fund (1) is aware of any plan or intention of the Shareholders to dispose of any portion of the LMB Fund Shares to be received by them in the Reorganization or (2) anticipates dispositions thereof at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of USB Fund Shares as a series of an open-end investment company. Consequently, each such Fund expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS. Accordingly, we believe that the Reorganization will meet the continuity of interest requirement of Treas. Reg. ss. 1.368-1(b).


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            6. DISTRIBUTION BY USB FUND.

      Section 368(a)(2)(G)(i) provides that a transaction will not qualify as a C reorganization unless the corporation whose properties are acquired distributes the stock it receives and its other property in pursuance of the plan of reorganization. Under the Income Funds Plan -- which we believe constitutes a "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-2(g) -- USB Fund will distribute all the LMB Fund Shares it receives to its shareholders in constructive exchange for their USB Fund Shares; as soon as is reasonably practicable thereafter, USB Fund will be terminated. Accordingly, we believe that the requirements of section 368(a)(2)(G)(i) will be satisfied.

            7.    BUSINESS PURPOSE.

      All reorganizations must meet the judicially imposed requirements of the "business purpose doctrine," which was established in GREGORY V. Helvering, 293 U.S. 465 (1935), and is now set forth in Treas. Reg. ss.ss. 1.368-1(b), -1(c), and -2(g) (the last of which provides that, to qualify as a reorganization, a transaction must be "undertaken for reasons germane to the continuance of the business of a corporation a party to the reorganization"). Under that doctrine, a transaction must have a BONA FIDE business purpose (and not a purpose to avoid federal income tax) to constitute a valid reorganization. The substantial business purposes of the Reorganization are described in Income Funds' Information Statement. Accordingly, we believe that the Reorganization is being undertaken for BONA FIDE business purposes (and not a purpose to avoid federal income tax) and therefore meets the requirements of the business purpose doctrine.

      For all the foregoing reasons, we believe that the Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(C).

            8. USB FUND AND LMB FUND ARE PARTIES TO THE REORGANIZATION.

      Section 368(b)(2) and Treas. Reg. ss. 1.368-2(f) provide that if one corporation transfers substantially all of its properties to a second corporation in exchange for all or a part of the voting stock of the second corporation, then both corporations are parties to a reorganization. USB Fund is transferring all its properties to LMB Fund in exchange for LMB Fund Shares. Accordingly, we believe that each of USB Fund and LMB Fund will be "a party to a reorganization."


      B. NO GAIN OR LOSS WILL BE RECOGNIZED TO USB FUND.

      Under sections 361(a) and (c), no gain or loss will be recognized to a corporation that is a party to a reorganization (1) on the exchange of property, pursuant to the plan of reorganization, solely for stock or securities in another corporate party to the reorganization or (2) on the distribution to its

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Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 19


shareholders, pursuant to that plan, of stock in such other corporation that was received by the distributing corporation in the exchange. (Such a distribution is required by section 368(a)(2)(G)(i) for a reorganization to qualify as a C reorganization.) Section 361(c)(4) provides that specified provisions requiring recognition of gain on certain distributions shall not apply to a distribution described in (2) above.

      Section  357(a)  provides in  pertinent  part that,  except as provided in section 357(b), if a taxpayer receives property that would be permitted to be received under section 361 without recognition of gain if it were the sole consideration and, as part of the consideration, another party to the exchange assumes a liability of the taxpayer or acquires from the taxpayer property subject to a liability, then that assumption or acquisition shall not be treated as money or other property and shall not prevent the exchange from being within section 361. Section 357(b) applies where the principal purpose of the assumption or acquisition was a tax avoidance purpose or not a BONA FIDE business purpose.

      As noted above, we believe that the Reorganization will constitute a C reorganization, each Fund will be a party to a reorganization, and the Plan constitutes a plan of reorganization. USB Fund will exchange the Assets solely for LMB Fund Shares and LMB Fund's assumption of the Liabilities and then will be terminated pursuant to the Plan, distributing the LMB Fund Shares to its Shareholders in constructive exchange for their USB Fund Shares. As also noted above, we believe that the Reorganization is being undertaken for BONA FIDE business purposes (and not a purpose to avoid federal income tax); we also do not believe that the principal purpose of LMB Fund's assumption of the Liabilities is avoidance of federal income tax on the proposed transaction. Accordingly, we believe that no gain or loss will be recognized to USB Fund on the Reorganization.9


      C. NO GAIN OR LOSS WILL BE RECOGNIZED TO LMB FUND.

      Section 1032(a) provides that no gain or loss will be recognized to a corporation on the receipt by it of money or other property in exchange for its shares. LMB Fund will issue LMB Fund Shares to USB Fund in exchange for the Assets, which consist of money and securities. Accordingly, we believe that no gain or loss will be recognized to LMB Fund on the Reorganization.

----------
(9) Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on either USB Fund or LMB Fund or any Shareholder with respect to any asset (including certain options, futures, and forward contracts) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

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Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 20


      D. LMB FUND'S BASIS FOR THE ASSETS WILL BE A CARRYOVER BASIS, AND ITS HOLDING PERIOD WILL INCLUDE USB FUND'S HOLDING PERIOD.

      Section 362(b) provides that property acquired by a corporation in connection with a reorganization will have the same basis in that corporation's hands as the basis of the property in the transferor corporation's hands immediately before the exchange, increased by any gain recognized to the transferor on the transfer (a "carryover basis"). As noted above, we believe that the Reorganization will constitute a C reorganization and USB Fund will recognize no gain on the Reorganization. Accordingly, we believe that LMB Fund's basis for the Assets will be the same as the basis thereof in USB Fund's hands immediately before the Reorganization.

      Section 1223(2) provides that where acquired property has a carryover basis, it will have a holding period in the acquiror's hands that includes the property's holding period in the transferor's hands. As noted above, we believe that LMB Fund's basis for the Assets will be a carryover basis. Accordingly, we believe that LMB Fund's holding period for the Assets will include USB Fund's holding period therefor.


      E.    NO GAIN OR LOSS WILL BE RECOGNIZED TO A SHAREHOLDER.

      Under section 354(a), no gain or loss is recognized to a shareholder who exchanges shares for other shares pursuant to a plan of reorganization, where the shares exchanged, as well as the shares received, are those of a corporation that is a party to the reorganization. As noted above, we believe that the Reorganization will constitute a C reorganization, the Plan constitutes a plan of reorganization, and each of USB Fund and LMB Fund will be a party to a reorganization. Accordingly, we believe that under section 354, a Shareholder will recognize no gain or loss on the constructive exchange of all its USB Fund Shares solely for LMB Fund Shares pursuant to the Reorganization.


      F. A SHAREHOLDER'S BASIS FOR LMB FUND SHARES WILL BE A SUBSTITUTED BASIS, AND ITS HOLDING PERIOD THEREFOR WILL INCLUDE ITS HOLDING PERIOD FOR ITS USB FUND SHARES.

      Section 358(a)(1) provides, in part, that in the case of an exchange to which section 354 applies, the basis of any shares received in the transaction without the recognition of gain is the same as the basis of the property transferred in exchange therefor, decreased by, among other things, the fair market value of any other property and the amount of any money received in the transaction and increased by the amount of any gain recognized on the exchange by the shareholder (a "substituted basis").

      As noted above, we believe that the Reorganization will constitute a C reorganization and under section 354 no gain or loss will be recognized to a Shareholder on the constructive exchange of its USB Fund Shares for LMB Fund Shares in the Reorganization. No property will be distributed to the Shareholders other than LMB Fund Shares, and no money will be distributed to


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Neuberger & Berman Income Trust
Income Managers Trust
February 19, 1998
Page 21



them pursuant to the Reorganization. Accordingly, we believe that a Shareholder's basis for the LMB Fund Shares it receives in the Reorganization will be the same as the basis for its USB Fund Shares it constructively surrenders in exchange for those LMB Fund Shares.

      Under section 1223(1), a taxpayer's holding period for property received in an exchange includes the taxpayer's holding period for the property that was exchanged therefor if the acquired property has a substituted basis and, at the time of the exchange, was a capital asset. As noted above, we believe that a Shareholder will have a substituted basis for the LMB Fund Shares it receives in the Reorganization; accordingly, provided that a Shareholder holds its USB Fund Shares as capital assets at the Effective Time, we believe that its holding period for those LMB Fund Shares will include its holding period for those USB Fund Shares.

                                  * * * * *

      We hereby consent to this opinion accompanying a post-effective amendment to each of Income Funds' and Income Trust's registration statements that include the Information Statements and to the references to our firm under the captions "Synopsis -- Federal Income Tax Consequences" and "The Reorganization -- Federal Income Tax Considerations" in the Information Statements.

                                          KIRKPATRICK & LOCKHART LLP



                                          By: /s/ Theodore L. Press
                                                Theodore L. Press